UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Wood Branch Park Drive, Suite 600, Houston, TX		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2016, American Electric Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the three months and twelve months ended December 31, 2015. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of Item 2.02 of this Current Report on Form 8-K:

99.1	–	Press Release dated March 30, 2016 announcing financial results for the three months and twelve months ending December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: March 30, 2016	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 30, 2016 announcing financial results for the three months and twelve months ending December 31, 2015.